 Safe Harbor StatementThis presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2020 in connection with our multi-year Business Optimization Program; (xi) the impact of COVID-19 on our operations, performance, and financial condition; and (xii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.  Non-GAAP MeasuresIn this presentation, management provides the following non-GAAP performance measures:Adjusted Earnings Per Share (“Adjusted EPS”);Free Cash Flow less Product Development Spending;Adjusted Revenue;Adjusted Operating Income and margin;Adjusted Contribution to Profit (“Adjusted CTP”) and margin;Adjusted EBITDA;Organic revenue; andResults on a constant currency (“CC”) basis.Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and other items, provide supplementary information to support analyzing operating results and earnings and are commonly used by shareholders to measure our performance. Free Cash Flow less Product Development Spending helps assess our ability over the long term to create value for our shareholders. Results on a constant currency basis removes distortion from the effects of foreign currency movements to provide better comparability of our business trends from period to period. We measure our performance before the impact of foreign currency (or at “constant currency” “CC”), which means that we apply the same foreign currency exchange rates for the current and equivalent prior period.

 Business Review  Brian Napack, President and CEO

Executive Summary

- Wiley's Q4 performance adversely impacted by global pandemic
- We have transitioned smoothly to remote work environment and are fully focused on supporting our colleagues, customers and communities
- Disruption from the pandemic led to a guidance update on April 9th; We finished the quarter above those dampened expectations
- Our business remains strong and is supported by good cash flow and ample liquidity; nonetheless, we face near-term market uncertainty that will impact results
- We should benefit from accelerating favorable trends in our core markets, which are aligned with our strategies and investments
- We are accelerating business optimization initiatives and prioritizing our investments to best capitalize on market opportunities
- Near-term visibility is too limited to provide accurate guidance; we will be transparent about key drivers and leading indicators

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Supporting Our Colleagues and Communities

Wiley	Research	Education
• Transitioned successfully to working remotely worldwide • Prior tech investment enabled quick pivot to WFH • High colleague productivity and engagement • “Safe workplace” plans under way for return; some offices outside the US reopening • Enhanced Diversity, Equity, and Inclusion programs in motion	• Opened access to critical scientific and healthcare research • Streamlined publishing processes to accelerate research dissemination • Partnered with GetUsPPE.org to deliver PPE to healthcare workers worldwide	• Providing 60K educators with webinars and online teaching tools • Providing free digital courseware to students • Delivering WFH skills training, content and support to corporate learning partners • Joined “Digital US” coalition equipping U.S. workers with essential digital skills

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Well Positioned to Take Advantage of Long-Term Trends

Key Market Trends	Wiley Approach
Growing demand for high-quality, peer-reviewed research	Outpacing market in submissions, article output, and usage growth; leading distribution platform
Growing demand for high-impact, fairly-priced digital courseware	Growing digital courseware portfolio in high-demand career verticals such as Info Tech
Colleges, universities, students embracing online and non-traditional education	New university partnerships, degree programs and non-traditional certification programs
Accelerated need to fill the talent gap in high-demand skills and careers	Bridging the skill gap with online degrees, critical skill certifications and placement, and corporate training

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Fourth Quarter 2020 Summary

Revenue	GAAP EPS	Adj. EPS	Adj. EBITDA
-2%*	-----	-44%*	-23%*
$475M	-$2.83	$0.66	$93M

- Significant COVID-19 impact on Q4 revenue and earnings, notably print books, test prep and corporate training
- GAAP EPS impacted by non-cash goodwill and trade name impairment charges ($3.27 per share) and restructuring charges ($0.20 per share)
- Important areas of Q4 momentum
  - Closed journal subscription agreements remotely
  - Strong growth in Research demand metrics – submissions and usage
  - Accelerated demand for digital courseware to support remote learning
  - Added four new university partners in Education Services
  - Recorded over $168 million in Free Cash Flow in the quarter

*At constant currency. Revenue down 6% excluding acquisitions.

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Fiscal Year 2020 Summary

Revenue	GAAP EPS	Adj. EPS	Adj. EBITDA	FCF
+3%*	-----	-21%*	-8%*	+16%
$1,831M	-$1.32	$2.40	$356M	$173M

- Solid revenue growth and profit improvement in Research and Education Services; challenging year in print books exacerbated by COVID-19
- Earnings decline reflects investment in growth initiatives, including $0.33 dilutive impact of acquisitions, and COVID-19 impact on Academic & Professional Learning businesses
- Digital and services nearly 80% of revenue
- Acquisitions strengthen career prep, digital courseware, and research corporate services
- Free Cash Flow up $24M to $173M for the year

*At constant currency. Revenue down 1% excluding acquisitions.

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 (millions)  Q4 2020  Change  Change CC  Research Publishing   $241  (3%)  (2%)  Research Platforms  $11  19%  19%   TOTAL REVENUE  $251  (3%)  (1%)   ADJUSTED EBITDA  $97    0%  FY 2020  Change  Change CC  $909  1%  2%  $40  11%  11%  $949  1%  2%  $335    4%  Strong double-digit growth for Open AccessCalendar year 2020 subscription renewals steadyDemand metrics robust: articles submission +13% and usage +25%Innovative “publish and read” partnerships signed and generating positive resultsAtypon growth from pipeline; 8 new clients; 97% retention  Full YearSummary  Research Publishing & PlatformsSteady full year revenue and EBITDA growth offset some Q4 disruption from COVID-19

Research Publishing & Platforms Snapshot

Recession-tolerant business with must-have content, brands, and platforms


Revenue
$949M
52% of total

Adj. EBITDA Margin
35%

Fiscal Year 2021 Focus Areas

Continue to drive article volume growth and lead in Open Access

Successfully navigate CY 2021 journal renewal season

Increase presence in China to source more research

Continue to diversify revenue streams in corporate services and research platforms

Accelerate workflow, publishing efficiency and cost base improvements

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 Academic & Professional LearningChallenging year for print books with severe Q4 disruption from COVID-19  (millions)  Q4 2020  Change  Change CC  Education Publishing  $84  (12%)  (10%)  Professional Learning  $66  (23%)  (22%)   TOTAL REVENUE  $150  (17%)  (16%)   ADJUSTED EBITDA  $29    (49%)  FY 2020  Change  Change CC  $352  (5%)  (4%)  $299  (10%)  (9%)  $651  (7%)  (6%)  $154    (28%)  Fiscal year impacted by Q4 COVID-19 disruption in print books, test preparation and in-person corporate trainingStrong momentum continues in digital courseware and other digital models but offset by significant print declinesUnderlying momentum for CrossKnowledge SaaS platform, with 60 net new corporate e-learning partners vs. 43 in prior year, and 47% growth in Q4 platform usageEarnings decline mainly due to revenue impact from COVID-19 and investments, including acquisitions  Full YearSummary  Academic & Professional Learning segment revenue excluding acquisitions down 20% and 9% for the quarter and year, respectively.

Academic & Professional Learning Snapshot

Accelerating shift to high-demand career disciplines, digital courseware and online training


Revenue
$651M
35% of total

Adj. EBITDA Margin
24%

Fiscal Year 2021 Focus Areas

Education Publishing

- Focus investment on career verticals - business, info tech, STEM
- Accelerate new business model rollouts and pricing initiatives
- Transform processes and workflows, and realign cost structure

Professional Learning

- Accelerate virtual and blended training adoption
- Rapidly publish professional titles around timely topics
- Drive operating efficiency

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 Education ServicesSolid revenue and EBITDA growth  (millions)  Q4 2020  Change  Change CC  Education Services   $61  16%  16%  mthree  $13       TOTAL REVENUE  $73  41%  42%   ADJUSTED EBITDA  $11    87%  FY 2020  Change  Change CC  $215  36%  36%  $17      $232  47%  48%  $20    +$15  Fiscal year organic growth of 11% driven by new partners and fee-based servicesFour new full-service OPM partners this quarter: Drake University, University of Iowa, Methodist University, and Point University – for total of 69Integration of mthree underway; synergies with tech education portfolioAdjusted EBITDA margin of 9%, up from 3% in FY19  Full Year Summary  Education Services segment revenue excluding acquisitions up 16% and 11% for the quarter and year, respectively.

Education Services Snapshot

Acceleration of online learning to benefit Wiley over the long term


Revenue
$232M
13%
of total
Adj. EBITDA Margin
9%

Fiscal Year 2021 Focus Areas

Move quickly to meet evolving university and corporate needs given the unprecedented shift to online education

Launch new degree programs with high quality institutions

Optimize the cost of student acquisition and improve operational efficiency

Successfully integrate m*three,* leverage synergies, expand into new skill verticals

Continue to improve EBITDA margin on path to mid-teens target

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 Financial Review  John Kritzmacher, Executive Vice President and CFO

Fiscal 2020 Results vs. Guidance

	Previous FY20 Guidance March 4, 2020	**COVID-19 Update** April 9, 2020	**FY20 Actuals**
Revenue	$1,855-$1,885M	$1,805-$1,825M	$1,831M
Adjusted EBITDA	$357-$372M	$325-$350M	$356M
Adjusted EPS	$2.45-$2.55*	$2.15-$2.30	$2.40
Free Cash Flow	$210-$230M	Withdrawn	$173M

*Raised from $2.35-$2.45 on March 4, 2020

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Modest Leverage, Strong Cash Generation and Ample Liquidity

- **Improved Cash Generation:** Underlying business characteristics enable stability and prudent investment for long-term success

- **Low Leverage**: Net Debt / EBITDA at 1.6, inclusive of multiple acquisitions

- **Ample Liquidity:** $900M+ including $200M cash on hand and $700M+ of undrawn debt facilities

- **Attractive Dividend Yield:** $77M distributed in Fiscal 2020; next annual review over the coming weeks

- **Pause on Share Repurchases:** new $200M authorization; $47M of repurchases made in Fiscal Year 2020; repurchases suspended due to COVID-19



Cash From Operations
$millions
315
382
251
288
FY17
FY18
FY19
FY20



Free Cash Flow
166
232
149
173
FY17
FY18
FY19
FY20

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 Balanced Capital Allocation Prioritizing Growth Investments   M&A focused on adding capabilities and scale in key strategic areasCapex focused on tech-enabled services and platformsShare repurchases to resume when business environment improvesAnnual dividend review later in June  $millions  Capital Allocation

COVID-19 Uncertainty Precludes Annual Guidance for FY21

Research	Education Publishing	Professional Learning	Education Services
Research library budgets Corporate spend on advertising	Campus reopenings Student enrollments Test site reopenings	Bookstore reopenings Corporate office reopenings Corporate spend on training	Student enrollments University finances Corporate hiring

- Performance largely dependent upon timing and success in unwinding of social distancing measures
- Our plan is to restore annual guidance when visibility returns to the global economic environment
- Fiscal Year 2022 targets withdrawn

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Immediate Cost Measures

- Restructuring charge ($15M) expected to generate annual savings of $30M
- Executive leadership and Board of Directors taking 6-month pay reductions
- Employee salary merit increases reduced and deferred
- Discretionary spending controls implemented
- Real estate portfolio under review for targeted WFH rationalization
- Process re-engineering, automation, and outsourcing to be accelerated
- Additional cost savings and optimization initiatives anticipated

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Executive Summary  For over 200 years, Wiley has successfully navigated periods of uncertainty and crisis through operational discipline, fiscal prudence, and strategic foresightWe have transitioned smoothly to remote work environment and are fully focused on supporting our colleagues, customers and communitiesDisruption from the pandemic led to a guidance update on April 9th; We finished the quarter above those dampened expectationsOur business remains strong and is supported by good cash flow and ample liquidity; nonetheless, we face near-term market uncertainty that will impact resultsWe should benefit from accelerating favorable trends in our core markets, which are aligned with our strategies and investmentsWe are accelerating business optimization initiatives and prioritizing our investments to best capitalize on market opportunitiesNear-term visibility is too limited to provide accurate guidance; we will be transparent about key drivers and leading indicators

 Thank you for joining usAll investor material available on website at https://www.wiley.com/en-us/investorsQ1 Earnings Call – SeptemberContact us for follow-up at brian.campbell@wiley.com+1(201) 748-6874

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